UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2021

GOSSAMER BIO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3013 Science Park Road
San Diego, California, 92121

(Address of Principal Executive Offices) (Zip Code)
(858) 684-1300
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOSS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On October 11, 2021, Gossamer Bio, Inc. (the “Company”) issued a press release reporting the addition of two CNS-penetrant Bruton's tyrosine kinase, or BTK, inhibitors to its product candidate pipeline discussed in Item 8.01 below. The full text of the press release is attached as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 11, 2021, the Company announced the addition of two CNS-penetrant BTK inhibitors to its product candidate pipeline. The Company plans to initiate first-in-human studies of the first of these candidates, GB5121, in the fourth quarter of 2021. The Company intends to develop GB5121 in CNS-oncology indications, including relapsed / refractory primary CNS lymphoma, for which a potentially registrational Phase 1b / 2 study is expected to initiate in the first half of 2022. The second product candidate, GB7208, is currently in IND-enabling studies and is expected to enter the clinic in the second half of 2022. The Company intends to develop GB7208 in neuroinflammatory and neurodegenerative diseases, including multiple sclerosis (MS). In a BTK-dependent pre-clinical disease model, GB7208 demonstrated superior outcomes vs. tolebrutinib, a BTK inhibitor being studied in a broad Phase 3 program for MS.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 11, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: October 12, 2021	By:	/s/ Christian Waage
Christian Waage
Executive Vice President & General Counsel

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